POWER OF ATTORNEY

     The undersigned officers and trustees of Cullen Funds Trust (the "Trust") hereby appoint James P. Cullen, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the initial registration of the Trust as an investment company under the Investment Company Act of 1940, as amended (the "Act") and the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act") including the Trust's Registration Statement on Form N-1A, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 15th day of May, 2003.

Name                                                     Title
----                                                     -----

/s/ Curtis J. Flanagan                                   Trustee
--------------------------
Dr. Curtis J. Flanagan

/s/ Matthew J. Dodds                                     Trustee
--------------------------
Matthew J. Dodds

/s/ Robert J. Garry                                      Trustee
--------------------------
Robert J. Garry

/s/ Matthew J. Dodds                                     Trustee
--------------------------
Matthew J. Dodds

/s/ John C. Gould                                        Vice President
--------------------------
John C. Gould

/s/ Brooks H. Cullen                                     Vice President
--------------------------
Brooks H. Cullen

/s/ Rahul D. Sharma                                      Secretary
--------------------------
Rahul D. Sharma

/s/ Brenda Pons                                          Treasurer & Principal
---------------------------                              Accounting Officer
Brenda Pons